THE PRUDENTIAL SERIS FUND

SP Prudential U.S. Emerging Growth Portfolio

Supplement dated November 7, 2018 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

New Subadvisory Arrangement and Investment Strategy Change

The Board of Trustees of the Trust recently approved: (i) replacing Jennison Associates LLC as a subadviser to the Portfolio with J.P. Morgan Investment Management Inc.; and (ii) revising the investment strategy of the Portfolio. These changes are expected to become effective on or about January 28, 2019.

To reflect these changes, the Summary Prospectus is hereby revised as follows, effective January 28, 2019:

I.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of medium-sized US companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Portfolio invests primarily in common stocks of medium-sized US companies which the subadviser, J.P. Morgan Investment Management, Inc., believes are capable of achieving sustained growth. Medium-sized US companies are companies with market capitalizations similar to those within the universe of the Russell® Midcap Growth Index (measured at the time of purchase).

The Portfolio may invest in derivatives as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions that can achieve sustainable growth.

II.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the table set forth below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management Inc.	Timothy Parton	Managing Director	January 2019
		Felise L. Agranoff	Managing Director	January 2019

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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